EXHIBIT 10.1
AMENDMENT 1
To
MANUFACTURING AND SUPPLY AGREEMENT
Between
ALTUS PHARMACEUTICALS INC.
And
LONZA LTD.
          THIS AMENDMENT NO. 1 (the “Amendment”) effective as of June 30, 2008 (the “Effective Date”), is between by and between Altus Pharmaceuticals Inc., a Delaware corporation with its principal place of business located at 640 Memorial Drive, Cambridge, MA 02139 (“Altus”), and Lonza Ltd, a Swiss corporation having offices at Muenchensteinerstrasse 38, CH-4002 Basel, Switzerland (“Lonza”). Each of Altus and Lonza may be referred to herein individually as a “Party” and collectively as the “Parties”. All capitalized terms not defined in this Amendment shall have the same meaning as in the Agreement (defined below).
          WHEREAS, Altus and Lonza are parties to a Manufacturing and Supply Agreement entered into as of November 16, 2006 (the “Agreement”); and
          WHEREAS, the parties wish to amend the Agreement (i) to provide for the [***] of [***] obligation to [***] in [***] and (ii) to [***] the [***] upon which [***] will provide an [***] in [***] for Bulk Product Components to be manufactured in [***].
          NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.	In the event that Lonza and a [***] a [***] or a [***] to [***] and/or [***] at least a [***] in each of [***] and [***] in [***] (such [***] to begin approximately during the [***] of [***], the Parties agree that [***] obligation [***] the [***] of [***] and the [***] of [***] in [***], as set forth in Section 3.3 of the Agreement is hereby [***] until [***] (the “[***]”). Such [***] shall be added to [***] obligations to [***] in [***]. In addition, [***] shall have [***] under Section 6.2(c) to [***] the [***] associated with such [***].

2.	The Parties agree that Altus may provide the [***] due in the [***] of [***] on [***] instead of on [***].

3.	Upon execution, this Amendment 1 shall be made a part of the Agreement and shall be incorporated by reference. Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.
[Signatures appear on the following page]
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act.

          IN WITNESS WHEREOF, the parties hereto have executed or caused this Amendment No. 1 to be executed by their respective officers or other representatives duly authorized.

Altus Pharmaceuticals Inc.		Lonza Ltd

By:	/s/ Jill E. Porter	By:	/s/ Thomas Keppler

Name:	Jill E. Porter	Name:	Thomas Keppler

Title:	Vice President, Process Development	Title:	Head of Patent Department

Date:	July 24, 2008	By:	/s/ Yves Kesch

		Name:	Yves Kesch

		Title:	Legal Counsel

		Date:	17 July 2008

Portions of this Exhibit are omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act.